-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported) September 26, 2001


    ASSET BACKED SECURITIES CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2001, relating to the Asset Backed Pass-Through Certificates, Series 2001-HE3).

                      ASSET BACKED SECURITIES CORPORATION
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-44300              13-3354848
----------------------------    ---------------------    -------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
      of Incorporation)              File Number)        Identification No.)


Eleven Madison Avenue                                      10010
New York, New York                                         -----
-------------------------                               (Zip Code)
Address of Principal
Executive Offices)


Registrant's telephone number, including area code (212) 325-2000
                                                   --------------

-------------------------------------------------------------------------------

Item 5.           Other Events.
----              ------------

     On September 27, 2001, Asset Backed Securities Corporation entered into a Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), by and among Asset Backed Securities Corporation, as depositor, Credit Suisse First Boston Mortgage Capital LLC, as seller, Option One Mortgage Corporation, as servicer and Wells Fargo Bank Minnesota National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.           Financial Statements, Pro Forma Financial
-------           Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.    Pooling and Servicing Agreement

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASSET BACKED SECURITIES CORPORATION


                                  By: : /s/ Greg Richter
                                        ----------------------
                                  Name:    Greg Richter
                                  Title:   Vice President


Dated:  October 16, 2001

                                 Exhibit Index
                                 -------------

Exhibit                                                                Page
-------                                                                ----

99.1    Pooling and Servicing Agreement